UNITED STATES OF AMERICA
                                STATE OF MISSOURI

                   The Industrial Development Authority of the
                         City of Independence, Missouri
                Multi-Family Housing Revenue Bond, Series of 1986
                              (The Mansion Project)

Number: R-6
Dated Date: May 13,1986
Maturity Date: April 1, 2025
Registered Owner: CHARTER MAC ORIGINATION TRUST I
Principal Amount: $19,450,000

      The Industrial Development Authority of the City of Independence, Missouri (the "Authority"), an industrial development corporation of the State of Missouri (the "State"), created and existing under and by virtue of the laws of the State, hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the principal office of BNY Trust Company of Missouri, as Trustee, under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount, from and including the dated date hereof (provided that any accrued interest or deferred or contingent interest through October 17, 1994 has been abrogated and discharged) until the principal amount shall have been paid in accordance with the terms of this Bond, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by BNY Trust Company of Missouri, as registrar.

      This Bond is issued pursuant to the Bond Resolution of the Authority adopted March 27, 1986 and the Indenture of Trust dated as of May 1, 1986 between the Authority and The Merchants Bank, as Trustee (as amended and supplemented from time to time, the "Indenture") and Chapter 349, R.S.Mo. 1978, as amended (the "Act"). BNY Trust Company of Missouri, as successor in trust to Boatmen's First National Bank of Kansas City, is now the Trustee and Registrar. Reference is made to the Resolution, the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined have the respective meanings accorded such terms in the Indenture. The Bonds issued under the Indenture are expressly limited to $19,450,000 principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing construction and permanent financing for qualified multi-family rental housing units in the State and certain expenses incidental thereto.

      THE BONDS ARE SPECIAL LIMITED OBLIGATIONS OF THE AUTHORITY. NEITHER THE STATE OF MISSOURI NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE ON THE BONDS, AND THE BONDS DO NOT AND SHALL NOT CONSTITUTE A DEBT OF THE STATE OF MISSOURI.


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      This Bond is a Restated Bond which reflects amendments to the original
Indenture effected by the First Supplemental Trust Indenture, dated as of
November   , 1994 and effective on October 18, 1994 and the Second Supplemental
Indenture, dated and effective as of December 31, 1998. This Bond is issued in exchange for and replacement of the form of Bond originally issued in the name of the registered owner hereof.

      Interest on the Bonds.

            (a) General. Subject to Section 3.13 of the Indenture, the Bonds shall bear interest as provided in paragraphs (b) through (e) until the Conversion Date and as provided in Section 3.06(h) of the Indenture after such date.

            (b) Base Interest. Until and through the Conversion date, the bonds shall bear base interest ("Base Interest") calculated and payable as follows:

                  (1) During the Second Period, commencing January 1, 1999 and continuing to and including December 31, 2005, the Bonds shall bear Base Interest at a rate equal to 7.25% per annum.

                  (2) During the Second period, from and after January 1, 2006, the Bonds shall bear Base Interest at a rate equal to 7.5% per annum.

      Base Interest shall be calculated on the basis of a year of 365 days, actual number of days elapsed. Payments of Base Interest shall be payable on each payment date specified in subsection (e)(1) hereof.

            (c) Supplemental Contingent Interest on the Basis of Net Cash Flow. As of the Amendment Date, Supplemental Deferred Interest (as defined in the First Supplemental Indenture) in the total agreed aggregate amount of $600,000 (the "Supplemental Deferred Interest Amount") remains accrued and unpaid, and shall be paid as follows:

                On the Amendment Date                    $150,000
                On June 15, 1999                         $150,000
                On September 15, 1999                    $150,000
                On December 15, 1999                     $150,000

      From and after the Amendment Date, no Supplemental Contingent Interest (as defined in the First Supplemental Indenture) other than the Supplemental Deferred Interest Amount shall accrue or be due or payable.

            (d)   Reserved.

            (e) Payment Dates for Interest. The interest payable on the Bonds to and including the Conversion Date as provided above shall be payable in arrears on the following dates:


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                  (1)   Base Interest shall be payable (i) on each Interest
            Payment Date for Base Interest (ii) on the Conversion Date and (iii) on each redemption date before the Conversion Date (but only with respect to the Bonds redeemed).

                  (2) The Supplemental Deferred Interest Amount shall be payable as provided in paragraph (c) above.

            (f) Audited Financial Statements. No later than March 15 of each calendar year (up to and, unless the Conversion Date falls before delivery of the audit, including the calendar year in which the Conversion Date occurs), the Borrower shall provide to the Issuer, the Trustee and the Servicer an audit of the operations of the Project for the preceding calendar year prepared and certified by an Accountant acceptable to the Trustee and the Servicer in accordance with generally accepted auditing standards.

      Notwithstanding anything else herein contained, the interest rate on this Bond shall not exceed 16% per annum simple and noncompounded from the date of issuance hereof to any date of calculation. If the interest rate on this Bond would at any time exceed the maximum interest rate permitted by law, or would be computed by a method not in conformity with law, then this Bond shall instead bear interest at the maximum interest rate, or in conformity with the methods permitted by law.

      The foregoing interest provisions are a summary of those contained in the Indenture, and reference is hereby made to the Indenture for a full statement of their terms.

      Limited Recourse. Pursuant to a Loan Agreement dated as of May 1, 1986, and a Note dated May 13, 1986 (the "Note"), The Mansion Apartments Limited, an Oklahoma limited partnership, together with its successors and assigns (the "Borrower") agreed to make payments to the Authority in amounts equal to amounts of principal of, premium, if any, and interest on the Bonds. THE OBLIGATIONS OF THE AUTHORITY ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM THE PAYMENTS RECEIVED BY THE AUTHORITY PURSUANT TO THE LOAN AGREEMENT AND THE NOTE AND ANY SECURITY THEREFOR PROVIDED IN THE INDENTURE, WHICH INCLUDES AN ASSIGNMENT OF THE LOAN AGREEMENT, THE NOTE AND THE DEED OF TRUST AND SECURITY AGREEMENT WITH COLLATERAL ASSIGNMENT OF RENTS AND LEASES DATED AS OF MAY 1, 1986 FROM THE BORROWER TO BNY TRUST COMPANY OF MISSOURI, AS TRUSTEE (THE "DEED OF TRUST"). THE OBLIGATIONS OF THE BORROWER UNDER THE LOAN AGREEMENT AND THE NOTE AND DEED OF TRUST MADE THEREUNDER ARE NON-RECOURSE TO THE BORROWER, AND ARE ENFORCEABLE SOLELY AGAINST THE PROJECT, EXCEPT AS OTHERWISE PROVIDED THEREIN.

      Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the registrar, BNY Trust Company of Missouri, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, in any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor.


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      Prior to the Conversion Date, a Bond may only be transferred (i) to any subsidiary of the Original Purchaser, an affiliate with the same or substantially the same general partner as the Original Purchaser, to any entity arising out of any merger or consolidation of the Original Purchaser, by operation of law, or to a trustee in bankruptcy of the Original Purchaser; (ii) by an assignment to a bank or other financial institution issuing a letter of credit or like instrument in connection with the Mortgage Loan; or (iii) in connection with a sale to an Institutional Investor if, in each instance, the Authority and the registrar receive from the transferee its agreement to the transfer restrictions set forth in this paragraph in connection with subsequent transfers of the Bond.

      The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture.

      Redemption of Bonds. The Bonds are subject to redemption by the Authority prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture.

      Enforcement. Only the Trustee shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Trustee upon the conditions and in the manner and with the effect provided in the Indenture.

      The Authority, the Trustee, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

      Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

      Modification. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

      By its acceptance of this Bond, the Owner hereof agrees that it will be bound by and accepts the provisions of the Indenture, accepts the assignment by the Authority to the Trustee of the Authority's rights in and to the Mortgage Loan and the documents evidencing and securing the same. This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Authority and such signature attested, by the officer, and in the manner,


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provided in the Indenture, and authenticated by a duly authorized officer of the
Trustee, as Authenticating Agent.

      IN WITNESS WHEREOF, the Authority has caused this Bond to be executed as of the Dated Date stated above.

                                          THE INDUSTRIAL DEVELOPMENT AUTHORITY
                                          OF THE CITY OF INDEPENDENCE, MISSOURI

                                          By: /s/ Cecil A. Vaughan
                                              ---------------------------------
                                          Title: Chairman

Attest:

/s/ Kathleen E. Douglas
-----------------------


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                          CERTIFICATE OF AUTHENTICATION

      This Bond is one the Bonds described in the within mentioned Indenture and is one of the Multi-Family Housing revenue bonds, Series of 1986 (The Mansion Project) of The Industrial Development Authority of the City of Independence, Missouri.

                                       BNY TRUST COMPANY OF MISSOURI, as Trustee

                                       By: /s/ John Shock
                                           ------------------------------------

Date of Authentication:

February 18, 1999
-----------------------


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(FORM OF ASSIGNMENT)

      For Value Received, the undersigned sells, assigns and transfers unto ____________________, the within Multi-Family Housing Revenue Bond, Series of 1986 (The Mansion Project), of The Industrial Development Authority of the City of Independence, Missouri, and hereby authorizes the transfer of this Bond on the registration books of the Registrar.

                                     Date:
                                          --------------------------------------

                                          --------------------------------------
                                          Authorized Signature

                                          --------------------------------------
                                          Name of Transferee


                                          Signature Guaranteed by:


                                          --------------------------------------

                                          --------------------------------------
                                          Name of Bank


                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

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